THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES PURCHASED HEREUNDER MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is entered into as of March __, 2022 by and among Scientific Industries, Inc., a Delaware corporation (the “Company”), and each of the purchasers, severally and not jointly, listed on Annex A hereto (collectively, the “Purchasers” and each, a “Purchaser”).

BACKGROUND

The Company desires to sell, and each Purchaser desires to purchase, shares of the Company’s common stock, par value $0.05 per share (the “Common Stock”) and warrants to purchase shares of Common Stock, on the terms and subject to the conditions contained herein.

The issuance of the shares of Common Stock and warrants to purchase shares of Common Stock hereunder is being made in a private placement, without registration under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities Laws (as defined below), in reliance on one or more exemptions from registration and other requirements thereunder.

Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of Common Stock.

1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the several Purchasers at the Closing, that number of shares of Common Stock, and warrants to purchase that number of shares of Common Stock (“Warrants”), in each case set forth opposite such Purchaser’s name on Annex A hereto, at a purchase price of $5.50 per share. The shares of Common Stock to be issued and sold by the Company to the Purchasers pursuant to this Agreement are collectively referred to herein as the “Shares”, the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Warrant Shares” and the Shares, Warrants and Warrant Shares are collectively referred to herein as the “Securities”. To the extent a Purchaser’s subscription amount received in escrow does not divide into a whole number of Shares, then the Purchaser hereby agrees that the Company may, in its sole discretion, receive and keep the excess subscription amount closed upon pursuant to this Agreement up to $5.49. Prior to the Closing (as defined below), each Purchaser hereby agrees to pay the entire purchase price of the Shares for which such Purchaser has subscribed, as is set forth on the Purchaser’s signature page, by wire transfer of immediately available funds in an amount equal to such purchase price to FirstBank or such other bank as may be selected by the Company (the “Escrow Agent”) in accordance with the wiring instructions provided by the Company or on the Company’s behalf by the Company’s placement agent Brookline Capital Markets, a division of Arcadia Securities, LLC (the “Placement Agent”). The Escrow Agent shall hold the escrow funds for the benefit of the Company until the applicable Closing pursuant to the terms of an escrow deposit agreement between the Company, the Escrow Agent and the Placement Agent, whereupon the Escrow Agent shall release the funds as designated in writing by the Company and the Placement Agent. In the event a prospective Purchaser’s subscription is rejected by the Company, which each prospective Purchaser hereby acknowledges the Company may do at any time, in whole or in part and for any reason or no reason, in the Company’s sole discretion, then such prospective Purchaser’s funds in escrow that are rejected, if any, shall be promptly returned to such prospective Purchaser without interest or deduction. In the event the Initial Closing (as defined below) has not occurred by February 28, 2022, any funds of a prospective Purchaser that are in escrow will be promptly returned to such prospective Purchaser, without interest or deduction, upon such prospective Purchaser’s written request to the Company for the same. Any unaccepted subscription amount(s) shall be promptly returned to the same account from which such amount(s) were received (or, if the Company and the Placement Agent so determine, to such other account or in such other manner as the Company and the Placement Agreement may mutually agree upon with the Person to whom an amount is being returned) without interest or penalty. Additionally, the Company and the Placement Agent will promptly return funds in escrow for unaccepted subscriptions if (i) such funds remain in escrow for more than 90 days after the Company or the Placement Agent, as applicable, have received completed subscription documents from the prospective Purchaser, (ii) the prospective Purchaser then requests in writing the return of such funds to the extent such funds are not closed upon within 30 days of receipt of such writing by the Company and the Placement Agent, and (iii) such funds then are not closed upon within 30 days after the receipt of such writing from the prospective Purchaser.

1.2 Closing. The initial purchase and sale of the Securities and other transactions contemplated hereby (the “Initial Closing”) shall take place remotely via the exchange of documents and signatures by electronic mail and/or facsimile on the date hereof or at such other time and place as the Company and the Purchasers shall mutually agree (the date that the Closing occurs, the “Initial Closing Date”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified. At each Closing, (i) each Purchaser shall execute and deliver to the Escrow Agent the investor acknowledgment letter, in the form attached to the Escrow Agreement as Exhibit B and (ii) the Company shall (i) issue to each Purchaser (and deliver a book-entry confirmation by the Company’s transfer agent) that number of Shares set forth opposite such Purchaser’s name on Annex A hereto in book-entry form and (ii) deliver to each Purchaser a Warrant, the form of which is attached hereto as Exhibit A, to purchase that number of shares of Common Stock set forth opposite such Purchaser’s name on Annex A hereto. At each Closing, each Purchaser and the Company shall execute and deliver the Registration Rights Agreement among the Company and each Purchaser, the form of which is attached hereto as Exhibit B (the “Registration Rights Agreement”).

2. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as of the date hereof and as of the Closing Date that:

2.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is duly incorporated or organized (as applicable), validly existing, and in good standing under the Laws of the state of its incorporation or organization (as applicable); has all corporate, partnership or limited liability company (as applicable) power and authority to own its properties and conduct its business as presently conducted; and is duly qualified to do business and in good standing in each state in the United States of America where its business requires such qualification, except where failure to qualify would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.2 Authorization; Enforceability. The Company has all necessary power and authority to execute, deliver, and perform under this Agreement, the Warrants and the Registration Rights Agreement. All corporate action by and on behalf of the Company necessary for the authorization, execution, and delivery of this Agreement, the Warrants and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale, and delivery of the Securities to each Purchaser hereunder has been taken. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered by the Company, assuming due authorization, execution, and delivery by each Purchaser, constitutes and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to: (i) Laws limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium, or other similar Laws now or hereafter in effect generally relating to or affecting creditors’ rights generally; and (iii) limitations on the enforceability of indemnification provisions contained in the Registration Rights Agreement (collectively, the “Enforceability Exceptions”).

2.3 SEC Reports; Financial Statements. Except as set forth on Schedule 2.3 hereto, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.4 Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the Knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, consultants, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

2.5 Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder that are effective as of the date hereof. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected the internal control over financial reporting of the Company and its Subsidiaries.

2.6 Indebtedness. Neither the Company nor any of its Subsidiaries is in default in the payment of any Indebtedness or in default under any agreement relating to its Indebtedness or under any mortgage, deed of trust, security agreement, or lease to which it is a party, other than defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.7 Litigation. There is no action, suit, proceeding, or investigation pending or, to the Knowledge of the Company, overtly threatened against, nor any outstanding judgment, order, or decree against, the Company or any of its Subsidiaries before or by any Governmental Authority or arbitral body which in the aggregate have, or if adversely determined, would reasonably be expected to have, a Company Material Adverse Effect.

2.8 Title. Each of the Company and its Subsidiaries has good and marketable title to its properties that are real property and good and valid title to all of its other properties (other than negligible assets that are immaterial to the operations of the Company or any of its Subsidiaries), free and clear of all Liens, except (i) for Permitted Liens and (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.9 Taxes. Each of the Company and its Subsidiaries has filed all material tax returns required to have been filed and paid all material taxes shown thereon to be due, except for those for which extensions have been obtained and which are being contested in good faith by appropriate proceedings and in respect of which adequate reserves are maintained by the Company and its Subsidiaries in accordance with GAAP.

2.10 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, declaration, or filing with, any Governmental Authority on the part of the Company is required in connection with the offer, sale, or issuance of the Securities to each Purchaser hereunder or the consummation of the transactions contemplated hereby, except for the following: (i) the compliance with other applicable state securities Laws, which compliance will have occurred within the appropriate time periods therefor and (ii) the filing with the SEC of such reports under the Exchange Act and/or the Securities Act as may be required in connection with this Agreement and the transactions contemplated by this Agreement.

2.11 Permits and Licenses. The Company and each of its Subsidiaries possess all permits, certificates, licenses and other authorizations of Governmental Authorities that are required to conduct its business, except for such permits, certificates, licenses or other authorizations the absence of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.12 Valid Issuance of Common Stock. The Shares being purchased by each Purchaser hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities Laws. The Warrant Shares, when issued in accordance with the terms of the Warrants for the consideration expressed therein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities Laws. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

2.13 Capitalization. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 6,458,143 were issued and outstanding as of January 10, 2022 (excluding the Shares to be issued pursuant to this Agreement).  As of the close of business on January 10, 2022, the Company has reserved an aggregate of 1,250,000 shares of Common Stock for issuance pursuant to the Company’s 2002 Stock Option Plan and 2012 Stock Option Plan, under which (i) 1,184,757 options are issued and outstanding and (ii) 1,243 shares remain available for future grant.  All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.  There are also outstanding warrants to purchase 2,481,783 shares of Common Stock.  Other than as provided in this Agreement, there are no other outstanding rights, options, warrants, preemptive rights, rights of first offer, or similar rights for the purchase or acquisition from the Company of any securities of the Company, nor are there any commitments from the Company to issue or execute any such rights, options, warrants, preemptive rights, or rights of first offer.  There are no outstanding rights or obligations of the Company to repurchase or redeem any of its securities.

2.14 Private Placement. Assuming that the representations of each Purchaser set forth in Section 3 hereof are true and correct, the offer, sale, and issuance of the Securities in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act, and all applicable state securities Laws. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Securities, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

Investment Company Act. Neither the Company nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of such act.

2.15 No Default of Violation. The Company is not in violation or default of any provision of its Certificate of Incorporation, as amended (the “Charter”), or its By-Laws, as amended and restated (the “Bylaws”). The execution, delivery, and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the issuance and sale of the Securities will not (i) result in any default or violation of the Charter or Bylaws; (ii) result in any default or violation of any agreement relating to the Indebtedness of the Company or its Subsidiaries or under any mortgage, deed of trust, security agreement, or lease to which the Company or its Subsidiaries is a party or in any default or violation of any judgment, order, or decree of any Governmental Authority; or (iii) be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision, or result in the creation of any Lien upon any of the properties or assets of the Company or its Subsidiaries pursuant to any such provision; except in the case of (ii) and (iii) above, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.16 Compliance with Laws. Neither the Company nor any of its Subsidiaries is in violation of any applicable federal, state, local, foreign, or other law, statute, regulation, rule, ordinance, code, convention, directive, order, judgment, or other legal requirement (collectively, “Laws”) of any Governmental Authority, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is being investigated with respect to, or been overtly threatened to be charged with or given notice of any violation of, any applicable Law, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.17 No Company Material Adverse Effect. Since June 30, 2021, no event or circumstance has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

2.18 No Restricted Payments. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

2.19 No Price Stabilization or Manipulation. The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

2.20 FCPA. Neither the Company nor any of its Subsidiaries nor any director, officer or controlled Affiliate of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any agent or employee of the Company or any of its Subsidiaries nor, to the Knowledge of the Company, any Affiliate of the Company or any of its Subsidiaries that is not controlled by or under common control with the Company or any of its Subsidiaries, is aware of, has taken or will take any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its Subsidiaries and its controlled Affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith and with the representation and warranty contained herein.

2.21 Compliance with Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

2.22 OFAC. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or Affiliate of the Company or any of its Subsidiaries (i) is currently subject to any sanctions administered imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or (ii) will, directly or indirectly, use the proceeds from the issuance of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) by, or could result in the imposition of Sanctions against, any Person (including any Person participating in the transactions contemplated by this Agreement, whether as placement agent, advisor, investor or otherwise).

2.23 No Brokers’ Fees; Relationship with Certain Representatives of Placement Agent. No broker, investment banker, financial advisor or other Person, other than the Placement Agent, the fees of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s, or other similar fee or commission in connection with the transactions contemplated by this Agreement. A registered representative of the Placement Agent is the son of the Chairman of Board of Directors of the Company.

3. Representations and Warranties of Each Purchaser. Each Purchaser represents and warrants, severally and not jointly, to the Company as of the date hereof and as of the Closing Date that:

3.1 Private Placement.

(a) The Securities to be acquired by such Purchaser hereunder will be acquired for such Purchaser’s own account and not with a view to the resale or distribution of any part thereof. Such Purchaser is aware that (i) the offer and sale of the Securities to it have not been, and, except as contemplated by the Registration Rights Agreement, will not be, registered under the Securities Act or any state securities Laws and are being offered and sold in reliance upon exemptions from the registration requirements of the Securities Act and (ii) the Securities purchased hereunder may not be transferred or resold except as permitted under the Securities Act and applicable state securities Laws pursuant to registration or exemption from registration requirements thereunder; provided, however, that by making such representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Further, such Purchaser is aware and agrees that the offer and sale of the Shares to it do not require the publication of a securities prospectus under the Prospectus Regulation and that such securities prospectus has not been, and will not be, filed for approval with the competent authority nor published in any Member State and are being offered and sold in reliance upon exemptions from the securities prospectus requirements under the Prospectus Regulation.

(b) Such Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

(c) Such Purchaser understands that, unless sold pursuant to a registration statement that has been declared effective under the Securities Act or in compliance with Rule 144 thereunder, the certificates evidencing the Securities will bear a legend or other restriction substantially to the following effect (it being agreed that if the Shares or Warrant Shares are not certificated, other appropriate restrictions shall be implemented or notated to give effect to the following):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND WERE OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER.”

(d) Such Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(e) Such Purchaser (i) has conducted its own investigation of the Company and the Securities; (ii) has had access to the Company’s public filings with the SEC and to such financial and other information as it deems necessary in connection with its decision to purchase the Securities; and (iii) has been offered the opportunity to conduct such review and analysis of the business, assets, condition, operations, and prospects of the Company and its Subsidiaries and to ask questions of the Company and received answers thereto, each as it deems necessary in connection with its decision to purchase the Shares. Each Purchaser further acknowledges that it has had the opportunity to consult with its own counsel, financial, tax, and other professional advisers as it believes is sufficient for purposes of its purchase of the Securities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of each Purchaser to rely thereon.

(f) Such Purchaser understands that the Company will rely upon the truth and accuracy of the foregoing representations, acknowledgements, and agreements.

(g) Except for the representations and warranties contained in Section 2 hereof, each Purchaser acknowledges that neither the Company nor any Person on behalf of the Company makes, and such Purchaser has not relied upon, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to such Purchaser in connection with the transactions contemplated by this Agreement.

3.2 Organization and Good Standing. Such Purchaser is duly incorporated or organized (as applicable), validly existing, and in good standing under the Laws of the state of its incorporation or organization (as applicable).

3.3 Authorization; Enforceability. Such Purchaser has all necessary power and authority to execute, deliver, and perform under this Agreement, the Warrants and the Registration Rights Agreement. All action by and on behalf of such Purchaser necessary for the authorization, execution, and delivery of this Agreement, the Warrants and the Registration Rights Agreement and the performance of all obligations of such Purchaser hereunder and thereunder has been taken. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered by such Purchaser, assuming due authorization, execution and delivery by the Company, constitutes and will constitute a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to the Enforceability Exceptions.

3.4 “Bad Actor” Status. The Purchaser hereby represents that neither it nor, to its knowledge, any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a Person covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

3.5 Oral Statements. IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SHARES, SUCH PURCHASER IS NOT RELYING ON ORAL STATEMENTS MADE BY REPRESENTATIVES OF ANY OF THE COMPANY OR THE PLACEMENT AGENT, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. PURCHASER'S INVESTMENT DECISION IS BASED SOLELY ON WRITTEN INFORMATION PROVIDED BY THE COMPANY.

3.6 USA Patriot Act and Related Matters. Such Purchaser is in compliance with all applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (as amended from time to time and together with the regulations promulgated thereunder, the "USA Patriot Act"), the United States Bank Secrecy Act (as amended from time to time and together with the regulations promulgated thereunder, the "BSA") and all other anti-money laundering laws and applicable regulations adopted to implement the provisions of such laws, including policies and procedures that can be reasonably expected to detect and cause the reporting of transactions under Section 5318 of the BSA. The Purchaser is not, and shall not be, a person: (i) acting, directly or indirectly, on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any of the United States Office of Foreign Assets Control ("OFAC") lists; (ii) listed on, residing in, or having a place of business in a country or territory named on any of such lists, or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering ("FATF"), or whose funds are from or through such a jurisdiction; (iii) that is a "Foreign Shell Bank" within the meaning of the USA Patriot Act; or (iv) residing in, or organized under the laws of, a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA Patriot Act as warranting special measures due to money-laundering concerns.

3.7 Non-U.S. Investor Matters.

(a) Notwithstanding anything to the contrary contained in this Agreement, each Non-U.S. Investor (as defined below) and the Company agree that, as of and following the date of this Agreement, no such Non-U.S. Investor shall be afforded any of the following within the meaning of the Defense Production Act of 1950, as amended, including any implementing regulations thereof (the "DPA"): (i) "control" of the Company; (ii) access to any "material nonpublic technical information" in the possession of the Company; (iii) membership or observer rights on, or the right to nominate an individual to a position on, the board of directors or equivalent governing body of the Company; or (iv) any "involvement," other than through the voting of shares, in "substantive decision making" by the Company regarding: (A) the use, development, acquisition, safekeeping, or release of "sensitive personal data" of U.S. citizens maintained or collected by the Company; (B) the use, development, acquisition, or release of any "critical technology"; or (C) the management, operation, manufacture, or supply of "covered investment critical infrastructure." To the extent that any term in this Agreement would afford any of the foregoing to such Non-U.S. Investor contrary to the intent of each Non-U.S. Investor and the Company as expressed herein, such term shall have no effect as to the Non-U.S. Investor. Additionally, for the avoidance of doubt, in the event that any Non-U.S. Investor is afforded any information and/or inspection rights pursuant to written agreements with the Company, such rights shall not include access to material nonpublic technical information in the Company's possession nor any involvement in substantive decision making with respect to the matters listed in clause 3.7(a)(iv) hereinabove. For purposes of this Agreement, a "Non-U.S. Investor" means a Purchaser that is a "foreign person" within the meaning of the DPA.

(b)
The Company shall have and shall exercise the right to (i) exclude any Non-U.S. Investor from access to any information, facilities, or properties of the Company or any its subsidiaries, and (ii) prohibit any Non-U.S. Investor from engaging in discussions and communications with any Company personnel and any personnel of any Company subsidiary if the Company determines in its sole discretion that such exclusion is necessary or appropriate to enforce the limitations in Section 3.7(a).

3.8 Purchases by Affiliates of the Company and the Placement Agent. The Purchaser acknowledges and understands that the Company reserves the right (but is not obligated) to have its officers, directors, employees and affiliates and other persons who will receive fees or other compensation or gain dependent upon the success of this offering, including, without limitation, the Placement Agent and its employees, associated persons, and affiliates to purchase Shares in this offering and that such purchases may be made at any time. The Purchaser does not expect that the sale(s) of Shares in this offering indicates that such sale(s) have been made to investors who have no financial or other interest in this offering or who otherwise are exercising independent investment discretion. The Purchaser acknowledges and understands that there may be substantial purchases by officers, directors, employees and affiliates of the Company or by other persons who will receive fees or other compensation or gain dependent upon the success of this offering and, as such, the Purchaser represents and warrants that the Purchaser is not placing any reliance on the sale of Shares to other investors in this offering as an indication of the merits of this offering. The Purchaser understands and acknowledges that no minimum number or dollar amount of the Shares must be sold in connection with any Closing of this offering, including, without limitation, the Initial Closing. Each Purchaser acknowledges and agrees that such Purchaser has made its own investment decision as to the merits of this offering.

3.9 Financial Capability. Such Purchaser currently has, or at Closing will have, available funds necessary to purchase the Securities at Closing on the terms and conditions contemplated by this Agreement.

3.10 Non-U.S. Investor Matters.

(a)           Notwithstanding anything to the contrary contained in this Agreement, each Non-U.S. Investor (as defined below) and the Company agree that, as of and following the date of this Agreement, no such Non-U.S. Investor shall be afforded any of the following within the meaning of the Defense Production Act of 1950, as amended, including any implementing regulations thereof (the “DPA”): (i) “control” of the Company; (ii) access to any “material nonpublic technical information” in the possession of the Company; (iii) membership or observer rights on, or the right to nominate an individual to a position on, the board of directors or equivalent governing body of the Company; or (iv) any “involvement,” other than through the voting of shares, in “substantive decisionmaking” by the Company regarding: (A) the use, development, acquisition, safekeeping, or release of “sensitive personal data” of U.S. citizens maintained or collected by the Company; (B) the use, development, acquisition, or release of any “critical technology”; or (C) the management, operation, manufacture, or supply of “covered investment critical infrastructure.” To the extent that any term in this Agreement would afford any of the foregoing to such Non-U.S. Investor contrary to the intent of each Non-U.S. Investor and the Company as expressed herein, such term shall have no effect as to the Non-U.S. Investor. Additionally, for the avoidance of doubt, in the event that any Non-U.S. Investor is afforded any information and/or inspection rights pursuant to written agreements with the Company, such rights shall not include access to material nonpublic technical information in the Company’s possession nor any involvement in substantive decisionmaking with respect to the matters listed clause 5.3(a)(iv) herein. For purposes of this Agreement, a “Non-U.S. Investor” means a Purchaser that is a “foreign person” within the meaning of the DPA.

(b)           The Company shall have and shall exercise the right to (i) exclude any Non-U.S. Investor from access to any information, facilities, or properties of the Company or any its subsidiaries, and (ii) prohibit any Non-U.S. Investor from engaging in discussions and communications with any Company personnel and any personnel of any Company subsidiary if the Company determines in its sole discretion that such exclusion is necessary or appropriate to enforce the limitations in Section 3.10(a).

4. Conditions to Each Purchaser’s Obligations at Closing. The several obligations of each Purchaser to purchase the Securities from the Company and to consummate the transactions contemplated by this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions; provided, that each Purchaser shall only be entitled to waive conditions with respect to such Purchaser’s obligations:

4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true and correct on and as of the Closing Date as if such representations and warranties were made as of such date, except for such representations and warranties made as of a specific date, which shall be true and correct only as of such date, and in each case, except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification and limitation as to “materiality” or “material adverse effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.2 Performance. The Company shall have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

4.3 Compliance Certificate. The Chief Executive Officer or Chief Financial Officer of the Company shall deliver to such Purchaser at the Closing a certificate stating that the conditions specified in Section 4.1 and Section 4.2 hereof have been fulfilled.

4.4 Registration Rights Agreement. The Company and such Purchaser shall have entered into the Registration Rights Agreement.

4.5 No Legal Restraint. No Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby.

5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell the Securities to the several Purchasers and to consummate the transactions contemplated by this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1 Representations and Warranties. The representations and warranties of such Purchaser contained in Section 3 hereof shall be true and correct on and as of the Closing Date as if such representations and warranties were made as of such date, except for such representations and warranties made as of a specific date, which shall be true and correct only as of such date, and in each case, except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification and limitation as to “materiality” or “material adverse effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to prevent or materially impair or materially delay the ability of such Purchaser to consummate the transactions contemplated by this Agreement.

5.2 Performance. Such Purchaser shall have performed and complied in all material respects with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing.

5.3 Compliance Certificate. An authorized officer of such Purchaser shall deliver to the Company at the Closing a certificate stating that the conditions specified in Section 5.1 and Section 5.2 hereof have been fulfilled.

5.4 Registration Rights Agreement. The Company and each Purchaser shall have entered into the Registration Rights Agreement.

5.5 No Legal Restraint. No Law, judgment, injunction, order, ruling, or decree shall have been enacted, promulgated, entered, or enforced by any Governmental Authority which would prohibit the consummation of the transactions contemplated by this Agreement, and there shall be no legal proceeding or action pending or threatened by any Governmental Authority that seeks to enact, issue, promulgate, enforce, or enter into any such Law, judgment, injunction, order, ruling, or decree or that seeks to enjoin or prohibit the consummation of the transactions contemplated hereby.

6. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify the Purchasers and their Representatives (collectively, “Purchaser Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses (collectively, “Losses”) incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of the Company contained herein, provided that such claim for indemnification relating to a breach of the representations or warranties is made prior to the expiration of such representations or warranties.

(b) Indemnification by the Purchasers. Each Purchaser severally agrees to indemnify the Company and its Representatives (collectively, “Company Related Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all Losses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of such Purchaser contained herein, provided that such claim for indemnification relating to a breach of the representations and warranties is made prior to the expiration of such representations and warranties. Notwithstanding anything herein to the contrary, (i) no Purchaser shall be liable for the acts, omission or breaches of any other Purchaser under or with respect to this Agreement or the transactions contemplated hereby, and (ii) each Purchaser’s aggregate liability for Losses under this Section 6(b) shall not exceed the aggregate purchase price payable by such Purchaser to the Company for it Securities under this Agreement, except in the case of fraud or willful misconduct by such Purchaser.

(c) Indemnification Procedure. Promptly after any Company Related Party or Purchaser Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Indemnifying Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not settle any indemnified claim without the consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.

7. Miscellaneous.

7.1 Survival. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing for a period of one year after the date hereof and thereafter shall have no further force and effect.

7.2 Finder’s Fees. The Company represents that it will be obligated for compensation and other rights to the Placement Agent in connection with this offering as may be set forth in that certain placement agency agreement by and between the Company and the Placement Agent dated effective as of January 5, 2022, as the same may be amended and restated from time to time, including, without limitation, receiving a placement fee and reimbursement for certain expenses. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this offering (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this offering (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.3 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. None of the Purchasers will assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except to a Permitted Transferee as provided in the next sentence. Notwithstanding anything to the contrary contained herein, each of the Purchasers may assign its commitment to purchase the Securities hereunder in whole or in part to any direct or indirect subsidiary of such Purchaser or any of its Affiliates and its Affiliates’ limited partners and/or funds, entities and accounts managed or advised by its Affiliates (any such transferee, a “Permitted Transferee”) subject to such Permitted Transferee making the representations and warranties set forth in Section 3, and each such Permitted Transferee shall be entitled to the full benefit and be subject to the obligations of this Agreement as if such Person were a “Purchaser” hereunder.

7.4 Notices. Any notice or request required or permitted to be delivered under this Agreement shall be given in writing and shall be deemed effectively given (a) if given by personal delivery, upon actual delivery; (b) if given by facsimile or electronic mail, upon receipt of confirmation of a completed transmittal or receipt, as applicable; (c) if given by mail, upon the earlier of (i) actual receipt of such notice by the intended recipient; or (ii) three business days after such notice is deposited in first class mail, postage prepaid; and (d) if by an internationally recognized overnight courier, one business day after delivery to such courier for overnight delivery. All notices to the Company shall be addressed to the address below and all notices to any Purchaser shall be addressed to the address listed on such Purchaser’s signature page hereto, or at such other address as the parties hereto may designate by ten days’ advance written notice to the other parties:

If the Company:

Scientific Industries, Inc.
80 Orville Drive, Suite 102
Bohemia, NY 11716
Attention: Helena Santos
Email: hsantos@scientificindustries.com

With a copy to (which shall not constitute notice to the Company):

Reitler Kailas & Rosenblatt LLP
885 3rd Ave, 20th Floor
New York, NY 10022
Attention: John F.F. Watkins, Esq.
Email: jwatkins@reitlerlaw.com
Facsimile: (212) 371-5500

If to a Purchaser:

[See signature pages hereto]

7.5 Governing Law. This Agreement shall be governed in all respects by the Laws of the State of New York without regard to choice of Law or principles that could require the application of the Laws of any other jurisdiction.

7.6 Submission to Jurisdiction; Venue; Waiver of Trial by Jury. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York over any suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in such a court pursuant to the foregoing sentence and any claim that any such suit, action, or proceeding brought in such a court has been brought in an inconvenient forum. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION 7.6.

7.7 Equitable Relief. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity. Additionally, each party hereto irrevocably waives any defense based on adequacy of any other remedy, whether at Law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor.

7.8 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void, or unenforceable in any respect, all other provisions of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void, or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired, or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible to the fullest extent permitted by Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

7.9 Entire Agreement. This Agreement, including the Annexes, Exhibits and Schedules hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior written, and prior and contemporaneous oral, agreements and understandings between the parties with respect to the subject matter hereof.

7.10 No Third Party Beneficiaries. Nothing in this Agreement (implied or otherwise) is intended to confer upon any Person other than the parties hereto, or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

7.11 Headings; Interpretation. All headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by the phrase “without limitation.” The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. Unless expressly provided to the contrary, the word “or” is not exclusive and “hereunder,” “hereof,” “herein” and words of similar import are references to this Agreement as a whole and not any particular section or other provision of this Agreement. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, and neuter forms. All references to “dollars” or “$” will be deemed references to the lawful money of the United States of America. Further, the parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement. All annexes attached hereto are hereby incorporated herein by reference and made a part hereof.

7.12 Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of the Securities to the Purchasers.

7.13 Amendments and Waivers. No term of this Agreement may be amended or modified without the prior written consent of each party hereto and this Agreement may not be amended in a manner that provides more favorable terms to any Purchaser unless the other Purchasers are first offered the opportunity to accept such favorable terms. No provision of this Agreement may be waived except in a writing executed and delivered by the party against whom such waiver is sought to be enforced.

7.14 Certain Definitions. The following terms shall have the respective meanings for all purposes of the Agreement:

(a) “Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 promulgated under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b) “Company Material Adverse Effect” shall mean any change, development, occurrence, or event that would reasonably be expected to be materially adverse to (i) the business, prospects, properties, assets, liabilities, consolidated results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the transactions contemplated hereby; provided that any such change, development, occurrence, or event resulting or arising from or relating to any of the following matters shall not be considered when determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur: (1) any change, development, occurrence, or event affecting the businesses or industries in which the Company and its Subsidiaries operate; (2) any conditions affecting the United States of America’s general economy or the general economy in any geographic area in which the Company or its Subsidiaries operate or developments or changes therein or the financial and securities markets and credit markets in the United States of America or elsewhere in the world; (3) political conditions, including acts of war (whether or not declared), armed hostilities, and terrorism, or developments or changes therein; (4) any conditions resulting from natural disasters; (5) changes in any Laws or GAAP; (6) any action taken or omitted to be taken by or at the written request or with the written consent of any Purchaser; (7) any announcement or pendency of this Agreement or the transactions contemplated hereby; (8) changes in the market price or trading volume of Common Stock or any other equity, equity-related, or debt securities of the Company or its Affiliates (it being understood that the underlying circumstances, events, or reasons giving rise to any such change can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); (9) any failure by the Company or its Subsidiaries to meet any internal or public projections, forecasts, estimates, or guidance for any period (it being understood that the underlying circumstances, events, or reasons giving rise to any such failure can be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); or (10) any legal claims or other proceedings made by any of the Company’s stockholders (on their own behalf or on behalf of the Company) arising out of or related to this Agreement; provided, however, that the changes, developments, occurrences, or events set forth in clauses (1), (2), (3), (4), and (5) above may be taken into account in determining whether there has been or is a Company Material Adverse Effect if and only to the extent such changes, developments, occurrences, or events have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other laboratory equipment and bioprocessing companies in the United States of America.

(c)  “Governmental Authority” shall mean any foreign governmental authority, the United States of America, any state of the United States of America, and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court, or other tribunal, having jurisdiction over any Purchaser, the Company, any of the Company’s Subsidiaries, or their respective properties.

(d) “Indebtedness” shall mean, as to any Person, without duplication: (i) all indebtedness (including principal, interest, fees, and charges) of such Person for borrowed money or for the deferred purchase price of property or services; (ii) any other indebtedness which is evidenced by a promissory note, bond, debenture, or similar instrument; and (iii) any obligation under or in respect of outstanding letters of credit, acceptances, and similar obligations created for the account of such Person.

(e) “Knowledge” of the Company shall mean the actual knowledge of any of the following individuals: John Moore, Chairman of the Board, Helena Santos, President & CEO, or Robert Nichols, President.

(f) “Lien” shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment, or other lien or restriction.

(g) “Permitted Liens” shall mean (i) Liens for taxes, assessments, or levies not yet due (subject to applicable grace periods) or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (ii) carriers’, warehousemen’s, mechanics,’ landlords,’ vendors,’ materialmen’s, repairmen’s, sureties,’ or other like Liens arising in the ordinary course of business and securing amounts not yet due or which are being contested in good faith by appropriate proceedings if, in the case of such contested Liens, adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (iii) easements, rights-of-way, covenants, reservations, exceptions, encroachments, zoning, and similar restrictions and encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (iv) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, and other agreements which are usual and customary in the Company’s industries and are for claims which are not delinquent by more than 90 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (v) bankers’ Liens, rights of set-off or similar rights and remedies arising by operation of Law; and (vi) rights of lessees and sublessees in assets leased by the Company or any Subsidiary not prohibited elsewhere herein.

(h) “Person” shall mean any individual, corporation, trust, unincorporated organization, Governmental Authority, or any other form of entity.

(i) “Representative” of any Person means the Affiliates, officers, directors, managers, employees, agents, counsel, accountants, investment bankers and other representatives of such Person.

(j) “Subsidiary” of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust, or estate of which (or in which) more than fifty percent of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (regardless of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (ii) the interest in the capital or profits of such partnership, joint venture, or limited liability company; or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person’s other Subsidiaries.

7.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the Registration Rights Agreement (together, the “Transaction Documents”) are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser. The Company’s obligations to each Purchaser under this Agreement are identical to its obligations to each other Purchaser other than such differences resulting solely from the number of Shares purchased by such Purchaser, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Purchaser.

7.16 Counterparts. This Agreement may be executed in any number of counterparts and signatures may be delivered by facsimile or in electronic format (e.g., “PDF”), each of which may be executed by less than all parties hereto, each of which shall be enforceable against the parties hereto actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature Pages Follow]

287709

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first written above by their officers or other representatives thereunto duly authorized.

COMPANY:	SCIENTIFIC INDUSTRIES, INC. By: ___________________________ Name: Title:

[Signature Pages to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed as of the date first written above by their officers or other representatives thereunto duly authorized.

PURCHASERS:

Name of Purchaser: ____________________________________________________________

Signature of Authorized Signatory of Purchaser: _____________________________________

Name of Authorized Signatory: ___________________________________________________

Title of Authorized Signatory: ____________________________________________________

Email Address of Authorized Signatory: ____________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice to Purchaser: __________________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Subscription Amount:
$

Shares Subscribed for:

Warrant Shares Subscribed for:

EIN Number:

[Signature Pages to Securities Purchase Agreement]

Schedule 2.3
SEC Reports; Financial Statements

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 was not filed on a timely basis.

ANNEX A

Purchasers and Number of Shares

Purchaser Name	Number of SharesPurchased at Closing	Number of Shares of Common Stock Underlying Warrants Purchased at Closing

TOTAL:
[Annex A to Securities Purchase Agreement]

EXHIBIT A

Form of Warrant

[See attached]

EXHIBIT B

Registration Rights Agreement

[See attached]